Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,290,796.62
Previously Paid Amount	0.00
Total Fee Amount	3,906.96
Total Offset Amount	0.00
Net Fee	$ 3,906.96